FIRST QUARTER 2014 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward- looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q1 2014 RESULTS

4 Q1 2014 HIGHLIGHTS • Adjusted net income of $51.6 million ($0.43 per share) compared to $33.6 million ($0.26 per share) in Q1 2013 • Net sales of $1.05 billion, an increase of 11.3% from Q1 2013 net sales of $947.1 million (an organic increase of 5.6%) • Adjusted operating income of $94.1 million compared to $78.2 million in Q1 2013 • First quarter gas- and fluid-handling orders of $583.4 million compared to orders of $ 502.1 million in Q1 2013, an increase of 16.2% (an organic increase of 2.2%) • Gas- and fluid-handling backlog of $1.6 billion at period end

GAS AND FLUID HANDLING

6 GAS AND FLUID HANDLING HIGHLIGHTS • Net sales of $573.9 million, an increase of 35.0% from Q1 net sales of $425.1 million in Q1 2013 (an organic increase of 15.6%) • Adjusted segment operating income of $56.0 million and adjusted segment operating income margin of 9.8% • First quarter orders of $583.4 million compared to $502.1 million in Q1 2013, an increase of 16.2% (an organic increase of 2.2%) • Backlog of $1.6 billion at period end

7 ORDERS AND BACKLOG $502.1 $583.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q1 2013 Q1 2014 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 1,600.0 1,800.0 $1.58B $1.44B ORDERS BACKLOG(1) Q1 Existing Businesses 2.2% Acquisitions 14.4% FX Translation (0.4)% Total Growth 16.2% (1) Backlog data for the periods prior to Q1 2012 are presented on a proforma basis. Note: Dollars in millions (unaudited). $1.59B

8 GEOGRAPHIC EXPOSURE Q1 2014 REVENUE $425.1 $573.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q1 2013 Q1 2014 71% 29% Foremarket Aftermarket REVENUE AFTERMARKET REVENUE Q1 2014 55% 45% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). Q1 Existing Businesses 15.6% Acquisitions 20.0% FX Translation (0.6)% Total Growth 35.0%

9 Q1 2014 SALES AND ORDERS BY END MARKET Power Generation 40% Oil, Gas & Petro-chemical 20% Marine 10% Mining 4% General Industrial and Other 26% SALES: $573.9 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 46.7% 32.4% Oil, Gas & Petrochemical 26.1% 10.1% Marine 5.2% 3.3% Mining (19.6)% (41.6)% General Industrial & Other 57.2% 17.2% Total 35.0% 15.6% Power Generation 43% Oil, Gas & Petro-chemical 16% Marine 10% Mining 5% General Industrial and Other 26% ORDERS: $583.4 Million Total Growth (Decline) Organic Growth (Decline) Power Generation 19.6% 13.6% Oil, Gas & Petrochemical (26.6)% (42.2)% Marine 7.6% 5.7% Mining 80.3% 58.6% General Industrial & Other 59.8% 24.5% Total 16.2% 2.2%

10 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS GROWTH Q1 2014 vs. Q1 2013 Total Organic Sales 46.7% 32.4 % Orders 19.6% 13.6% 43% • Served by both Howden and Colfax Fluid Handling • Driven by fundamental global undersupply of electricity • Growth continues to be driven by further environmental upgrades in China and strength in maintenance work in South Africa • Large $30 million order received in Saudi Arabia across both Howden and Colfax Fluid Handling Q1 2014 SALES SPLIT Q1 2014 ORDERS SPLIT 40% HIGHLIGHTS

11 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 16% • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Quoting activity strong in Middle East and Southeast Asia where we invested in local selling and technical resources • Increasing interest across various regions in our upstream capabilities, particularly multiphase systems Q1 2014 SALES SPLIT Q1 2014 ORDERS SPLIT 20% HIGHLIGHTS Q1 2014 vs. Q1 2013 Total Organic Sales 26.1% 10.1 % Orders (26.6)% (42.2)%

12 MARINE MARKET PERSPECTIVE SALES & ORDERS GROWTH 10% • Primarily served by Colfax Fluid Handling • Q1 orders strong for oil & gas service vessels • Continue to build on success of CM-1000; modest growth despite continued decline in overall shipbuilding activity • Received first retrofit order this quarter; greatly expands addressable market Q1 2014 SALES SPLIT Q1 2014 ORDERS SPLIT 10% HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q1 2014 vs. Q1 2013 Total Organic Sales 5.2% 3.3 % Orders 7.6% 5.7%

13 MINING MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 5% • Primarily served by Howden • Driven by demand of mined resources, including: coal, iron ore, copper, gold, nickel and potash • Remains a depressed market • Some bright spots; significant $5 million order for Australian coalmine and several key projects in South America for copper and gold mines Q1 2014 SALES SPLIT Q1 2014 ORDERS SPLIT 4% HIGHLIGHTS Q1 2014 vs. Q1 2013 Total Organic Sales (19.6)% (41.6)% Orders 80.3% 58.6%

14 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS GROWTH 26% • Includes both Howden and Colfax Fluid Handling • Volatile quarter to quarter due to large orders • Large steel order for Howden, part of a continuing trend of plant upgrades and replacements • Secured a number of orders for fan retrofits in the Chinese cement sector Q1 2014 SALES SPLIT Q1 2014 ORDERS SPLIT 26% HIGHLIGHTS Q1 2014 vs. Q1 2013 Total Organic Sales 57.2% 17.2 % Orders 59.8% 24.5%

FABRICATION TECHNOLOGY

16 FABRICATION TECHNOLOGY HIGHLIGHTS • Net sales of $480.4 million compared to net sales of $ 522.0 million in Q1 2013, a decrease of 8.0% (an organic decline of 2.5%) • Adjusted segment operating income of $53.9 million and adjusted segment operating income margin of 11.2% – 270 basis point increase in comparison to Q1 2013

17 GEOGRAPHIC EXPOSURE Q1 2014 REVENUE $522.0 $480.4 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q1 2013 Q1 2014 74% 26% Consumables Equipment REVENUE REVENUE Q1 2014 42% 58% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). Q1 Volume (2.9)% Price/ Mix 0.4% FX Translation (5.5)% Total Growth (8.0)%

RESULTS OF OPERATIONS

19 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. March 28, 2014 March 29, 2013 Net sales 1,054.3$ 947.1$ Gross profit 325.6$ 290.7$ % of sales 30.9% 30.7 % SG&A expense 231.6$ 214.2$ % of sales 22.0% 22.6 % djusted operating income 94.1$ 78.2$ % of sales 8.9% 8.3 % Adjusted net income 51.6$ 33.6$ % of sales 4.9% 3.5 % Adjusted net income per share 0.43$ 0.26$ Three Months Ended

APPENDIX

21 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share and adjusted operating income exclude restructuring and other related charges and, for the 2013 period, asbestos coverage litigation expense. Projected adjusted net income, projected adjusted net income per share, adjusted net income and adjusted net income per share for Q1 2014 exclude the preferred stock conversion inducement payment. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 27.0% and 30.5% for the first quarters of 2014 and 2013, respectively. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues, restructuring and other related charges and preferred stock conversion inducement payment. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

22 NON-GAAP RECONCILIATION (unaudited) (1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 27.0% and 30.5% for the first quarter of 2014 and 2013, respectively. (2) Adjusted net income per share for periods prior to April 23, 2013 was calculated consistently with the two-class method in accordance with GAAP as the Series A Perpetual Convertible Preferred Stock were considered participating securities. Subsequent to April 23, 2013 and prior to February 12, 2014, adjusted net income per share was calculated consistently with the if-converted method in accordance with GAAP until the Series A Perpetual Convertible Preferred Stock were no longer participating securities. On February 12, 2014, the Series A Perpetual Convertible Preferred Stock were converted to common stock and the Company paid an $19.6 million conversion inducement to the holders of the Series A Perpetual Convertible Preferred Stock. _____________________ Note: Dollars in thousands, except per share amounts. March 28, 2014 March 29, 2013 Adjusted Net Income Net income attributable to Colfax Corporation 46,790$ 27,635$ Restructuring and other related charges 6,312 4,214 Asbestos coverage litigation expense - 1,706 Tax adjustment (1) (1,488) - Adjusted net income 51,614$ 33,555$ Adjusted net income margin 4.9% 3.5 % Adjusted Net Income Per Share Net income available to Colfax Corporation common shareholders 24,877$ 22,553$ Restructuring and other related charges 6,312 4,214 Asbestos coverage litigation expense - 1,706 Preferred stock conversion inducement payment 19,565 - Tax adjustment (1) (1,488) - Adjusted net income available to Colfax Corporation common shareholders 49,266 28,473 Dividends on preferred stock (2) 2,348 - Less: adjusted net income attributable to participating securities (2) - 3,655 51,614$ 24,818$ Weighted-average shares outstanding - diluted 119,832,595 95,153,498 Adjusted net income per share 0.43$ 0.26$ Net income per share— basic and diluted (in accordance with GAAP) 0.22$ 0.21$ Three Months Ended

23 NON-GAAP RECONCILIATION (unaudited) _____________________ Note: Dollars in thousands. Corporate and Other Corporate and Other Net sales —$ —$ Operating income (loss) 53,098 9.3% 50,451 10.5% (15,811) 87,738 8.3% 41,215 9.7% 41,527 8.0% (10,415) 72,327 7.6 % Restructuring and other related charges 2,900 3,412 — 6,312 1,273 2,941 4,214 Asbestos coverage litigation expense — — — — 1,706 — — 1,706 Adjusted operating income (loss) 55,998$ 9.8% 53,863$ 11.2% (15,811)$ 94,050$ 8.9% 44,194$ 10.4% 44,468$ 8.5% (10,415)$ 78,247$ 8.3% 947,143$ Q1 2014 Q1 2013 Gas and Fluid Handling Fabrication Technology Total Colfax Corporation Gas and Fluid Handling Fabrication Technology Total Colfax Corporation 573,949$ 480,382$ 1,054,331$ 425,105$ 522,038$

24 SALES & ORDERS GROWTH (unaudited) _____________________ Note: Dollars in millions. (1) Represents the incremental sales, orders and order backlog as a result of our acquisitions of Clarus Fluid Intelligence, LLC, CKD Kompressory a.s., the global industrial and industry division of Flakt Woods Group, TLT-Babcock Inc., Alphair Ventilating Systems Inc., and Sistemas Centrales de Lubrication S.A. de C.V. ("Sicelub"). $ % $ % $ % As of and for the three months ended March 29, 2013 947.1$ 502.1$ 1,438.5$ Components of Change: Existing Businesses 53.5 5.6% 11.1 2.2% (87.5) (6.1)% Acquisitions (1) 85.1 9.0% 72.1 14.4% 243.5 16.9 % Foreign Currency Translation (31.4) (3.3)% (1.9) (0.4)% (2.5) (0.1)% Total 107.2 11.3% 81.3 16.2% 153.5 10.7 % As of and for the three months ended March 28, 2014 1,054.3$ 583.4$ 1,592.0$ Net Sales Orders Backlog at Period End

25 2014 OUTLOOK SUMMARY (April Update) _____________________ Note: Guidance as of April 24, 2014. Revenue Range 2014 Total $4.85 billion To $4.99 billion EPS and Adjusted Net Income Range 2014 Net income per share (1) $1.96 To $2.21 Adjusted net income $304 million To $335 million 2014 Adjusted net income per share (2) $2.45 To $2.70 Assumptions Restructuring costs $60 million Euro $1.35 Tax rate - adjusted basis/GAAP 29-30% Outstanding shares (if converted) – full year/Q2-Q4 124 million/125 million Depreciation $89 million Amortization $77 million Interest expense (based on LIBOR and EURIBOR = 25 bps) $58 million (1) A substantial gain on tax valuation allowances will increase GAAP earnings. Amount has not yet been quantified. (2) Excludes impact of restructuring charges, preferred stock conversion and gain on reversal of tax valuation allowances, which has not yet been quantified. (See Non-GAAP Reconciliation included in this slide deck)

26 2014 OUTLOOK SUMMARY (April Update) _____________________ Note: Guidance as of April 24, 2014. (1) Includes $12 million of transaction costs and year-one fair value adjustments. In thousands, except per share data LOW HIGH Revenue- Base Business 4,500,000$ 4,625,000$ Victor Technologies 350,000 365,000 Revenue 4,850,000$ 4,990,000$ Adjusted Operating Profit Base business 497,000 530,000 Victor EBITA 64,000 68,000 Amortization and transaction costs (1) (25,000) (25,000) 536,000 573,000 Interest (58,000) (58,000) Taxes (143,400) (149,350) Noncontrolling interest (31,000) (31,000) Adjusted Net Income- Colfax 303,600 334,650 Adjusted EPS 2.45$ 2.70$ 2014

27 NON-GAAP RECONCILIATION (April Update) _____________________ Note: Guidance as of April 24, 2014. (1) Reflects the impact of the preferred stock conversion for GAAP EPS due to the anti-dilution of the if-converted method. (2) A substantial gain on tax valuation allowances will increase GAAP earnings. Amount has not yet been quantified. LOW HIGH Projected net income per share - diluted 1.96$ 2.21$ Restructuring costs 0.31 0.31 Preferred stock conversion(1) 0.18 0.18 Tax adjustment(2) - Projected adjusted net income per share - diluted 2.45$ 2.70$